                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Fox/Liberty Networks, LLC:

We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Historical and Pro Forma Consolidated Financial Data" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP

                                              KPMG Peat Marwick LLP

Dallas, Texas
October 23, 1997